   As filed with the Securities and Exchange Commission on November 24, 1998

                                                               File No. 33-63300
                                                                        811-7734

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                    Pre-Effective Amendment No.

                    Post-Effective Amendment No. 14                      /x/

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 16 X


                         RESERVE PRIVATE EQUITY SERIES
               (Exact Name of Registrant as Specified in Charter)

                  810 Seventh Avenue, New York, New York 10019
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 977-9982

                               Mary Foynes, Esq.
                         Reserve Private Equity Series
                   810 Seventh Avenue, 17th Floor, New York,
                      New York 10019 (Name and address of
                         agent for service of process)

 It is proposed that this filing will become effective (check appropriate box)

          --- immediately upon filing pursuant to paragraph (b)
          --- on (date) pursuant to paragraph (b)
          --- 60 days after filing pursuant to paragraph (a)(1)

          --- on (date) pursuant to paragraph (a)(1) of Rule 485
           x  75 days after filing pursuant to paragraph (a)(2)
          ---
          --- on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

--- This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

                    Reserve Blue Chip Growth Fund - Class R
                    Reserve Blue Chip Growth Fund - Class I
                    Reserve Small-Cap Growth Fund - Class R
                    Reserve Small-Cap Growth Fund - Class I
                  Reserve International Equity Fund - Class R
                  Reserve International Equity Fund - Class I
                Reserve Informed Investors Growth Fund - Class R Reserve Informed Investors Growth Fund - Class I
                    Reserve Large-Cap Growth Fund - Class R
                    Reserve Large-Cap Growth Fund - Class I
                 Reserve Convertible Securities Fund - Class R Reserve Convertible Securities Fund - Class I
                     Reserve Mid-Cap Equity Fund - Class R
                     Reserve Mid-Cap Equity Fund - Class I
                    Reserve Strategic Growth Fund - Class R
                    Reserve Strategic Growth Fund - Class I

                         RESERVE PRIVATE EQUITY SERIES

                             CROSS REFERENCE SHEET
                            (as required by 495(a))

N-1A Item                                              Caption in Prospectus
---------                                              ---------------------
                               PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item 1.        Cover Page                              Cover Page
Item 2.        Synopsis                                Shareholder Expenses
Item 3.        Condensed Financial Information         Financial Highlights
Item 4.        General Description of Registrant       Investment Objectives and Policies; Investment Techniques and Investments;
                                                       Risk Considerations; Shares of Beneficial Interest; General Information
Item 5.        Management of the Fund Disbursing       Management
               Agent
Item 6.        Capital Stock and Other                 Dividends and Distributions; Taxes; Shares of Beneficial Interest; How to
               Securities                              Buy Shares
Item 7.        Purchase of Securities Being            How to Buy Shares
               Offered
Item 8.        Redemption or Repurchase                Redemptions
Item 9.        Pending Legal Proceedings               Not Applicable

                      PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.       Cover Page                              Cover Page**
Item 11.       Table of Contents                       Table of Contents**
Item 12.       General Information and History         Not Applicable
Item 13.       Investment Objectives and Policies      Investment Objectives and Policies; Investment Techniques and Investments;
                                                       Risk Considerations; Investment Policies**; Other Policies**
Item 14.       Management of the Fund                  Trustees and Officers of the Trust**
Item 15.       Control Persons and Principal           Trustees and Officers of the Trust**
               Holders of Securities
Item 16.       Investment Advisory and Other           Investment Management and Other Agreements**
               Services
Item 17.       Brokerage Allocation and Other          Portfolio Turnover, Transaction Charges and Allocation**
               Practices
Item 18.       Capital Stock and Other Securities      Shares of Beneficial Interest**
Item 19.       Purchase, Redemption and Pricing        Purchase, Redemption and Pricing of Shares**
               of Securities Being Offered
Item 20.       Tax Status                              Distributions and Taxes**
Item 21.       Underwriters                            Investment Management and Other Agreements**
Item 22.       Calculation of Performance Data         Performance Information**
Item 23.       Financial Statements                    Financial Statements**

                                  General Information, Purchases and Redemptions
                                 24-Hour Price and Balance Information
                                 Nationwide 800-637-1700 -- www.reservefunds.com

[THE RESERVE FUNDS LOGO]


                          RESERVE PRIVATE EQUITY SERIES
                                   PROSPECTUS

       RESERVE PRIVATE EQUITY SERIES ("RPES" or "Trust") is a no-load, open-end mutual fund offering shares in eight Funds: Reserve Blue Chip Growth Fund, Reserve Convertible Securities Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund), Reserve Mid-Cap Equity Fund (formerly Reserve Mid-Cap Growth Fund), Reserve Small-Cap Growth Fund and Reserve Strategic Growth Fund (each a "Fund", together the "Funds"). This Prospectus, dated February _____, 1999, sets forth concisely the information which a prospective investor should know about each Fund before investing. A Statement of Additional Information ("SAI"), dated February _____, 1999, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy of the SAI may be obtained without charge by writing or calling the Trust at the telephone number above. The SEC maintains a web site (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information regarding the Funds filed electronically with the SEC.

       Each Fund offers two classes of shares which may be purchased at a price equal to their net asset value the "Class R shares" (formerly known as Class A shares) and the "Class I shares". See "How to Buy Shares" on page 16.

       SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                     Prospectus dated February _____, 1999.
           Investors are advised to read this Prospectus carefully and to retain it for future reference.

                              SHAREHOLDER EXPENSES

       The following tables illustrate all expenses and fees that a shareholder of each Fund incurred directly or indirectly for the fiscal year ended May 31, 1998.


                               SHAREHOLDER TRANSACTION EXPENSES                     CLASS R       CLASS I
                                                                                    -------       -------
Sales Load Imposed on Purchases..................................................    None          None
Sales Load Imposed on Reinvested Dividends.......................................    None          None
Redemption Fees*.................................................................    None          None
Exchange Fees....................................................................    None          None

------------
* A $2 fee will be charged for Class R redemption checks issued by the Funds of less than $100 and $100 for Class I redemption checks of less than $100,000. Class R wire redemptions of less than $10,000 will be charged a $10 fee and Class I wire redemptions of less than $100,000 will be charged a $100 fee.

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

LISTED BELOW ARE THE ANNUAL EXPENSES PAID BY EACH CLASS OF SHARES FOR EACH FUND REGARDLESS OF THE AMOUNT OF YOUR INVESTMENT.

                                              Class R Shares (Formerly Class A)                      Class I Shares
                                        -------------------------------------------     -----------------------------------------

                                                                           Total                                         Total
                                            Management       12b-1       Operating        Management        12b-1      Operating
                                               Fee+           Fee*        Expenses           Fee+            Fee       Expenses
                                               ----           ----        --------           ----            ---       --------
Reserve Blue Chip Growth                      1.20%          0.25%         1.45%             0.90%          0.00%        0.90%

Reserve Convertible Securities                1.30%          0.25%         1.55%**           1.00%          0.00%        1.00%

Reserve Informed Investors Growth             1.30%          0.25%         1.55%             1.00%          0.00%        1.00%

Reserve International Equity                  1.55%          0.25%         1.80%             1.25%          0.00%        1.25%

Reserve Large-Cap Growth                      1.20%          0.25%         1.45%             0.90%          0.00%        0.90%

Reserve Mid-Cap Equity                        1.30%          0.25%         1.55%             1.00%          0.00%        1.00%

Reserve Small-Cap Growth                      1.30%          0.25%         1.55%             1.00%          0.00%        1.00%

Reserve Strategic Growth***                   1.20%          0.25%         1.45%             0.90%          0.00%        0.90%

------------
+ Most mutual funds display the management fee and ordinary operating expenses as separate line items. The Management Fee charged the Funds includes all advisory fees and ordinary operating expenses. (see "Management" on page 15.)

* Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

** During the fiscal year ended May 31, 1998, Reserve Management Company, Inc., the Funds' investment adviser, and RESRV Partners, Inc., the Funds' distributor, voluntarily reimbursed some of the expenses attributable to the Class R shares of the Reserve Convertible Securities Fund. With the reimbursement, the Management Fee, 12b-1 Fee and Total Operating Expenses attributable to the Class R shares of the Fund for the fiscal year ended May 31, 1998 amounted to 0.75%, 0.08% and 0.83%, respectively. As of the date of this Prospectus, the reimbursements have been discontinued.

*** The Trust did not begin offering shares of the Reserve Strategic Growth Fund until February ____, 1999.

       The purpose of this table is to assist the shareholders of each Fund in understanding the costs and expenses that they will bear directly or indirectly.

       The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                        CLASS R SHARES                           CLASS I SHARES
                                                      (FORMERLY CLASS A)
                                              ------------------------------------    -----------------------------------
                                                 1         3        5      10            1         3        5      10
                                               YEAR      YEARS    YEARS   YEARS        YEAR      YEARS    YEARS   YEARS
Reserve Blue Chip Growth..................       $15      $46      $79    $174            $9      $29      $50    $111
Reserve Convertible Securities............       $16      $49      $84    $185           $10      $32      $55    $122
Reserve Informed Investors Growth.........       $18      $57      $97    $212           $13      $40      $69    $151
Reserve International Equity..............       $15      $46      $79    $174            $9      $29      $50    $111
Reserve Large-Cap Growth..................       $16      $49      $84    $185           $10      $32      $55    $122
Reserve Mid-Cap Equity....................       $16      $49      $84    $185           $10      $32      $55    $122
Reserve Small-Cap Growth..................       $16      $49      $84    $185           $10      $32      $55    $122
Reserve Strategic Growth..................       $15      $46      $79    $174            $9      $29      $50    $111

       These examples should not be considered a representation of past or future expenses or performance. Actual expenses or performance may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

       The following information applies to a share of the Reserve Private Equity Series -- Reserve Blue Chip Growth Fund, Convertible Securities Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Large-Cap Value Fund), Reserve Mid-Cap Equity Fund (formerly Mid-Cap Growth Fund) and Reserve Small-Cap Growth Fund outstanding throughout each period. Each Fund, prior to October 1, 1997, had two classes of shares, Class A and Class D. Effective October 1, 1997, the shares of Class D were merged into Class A. Effective September 22, 1998, the Class A shares were redesignated as Class R shares. The Trust did not begin offering Class I shares until October 1, 1998. Further, the Trust did not begin offering shares of The Strategic Growth Fund until February____,1999. As of the date of this Prospectus, no other portfolios or classes of shares were outstanding. This information should be read in conjunction with the financial statements and related notes incorporated by reference in the SAI for the Funds. Such information has been audited by PricewaterhouseCoopers LLP, whose report thereon appears in the Trust's Annual Report to Shareholders which is incorporated by reference in the SAI. Further information concerning investment performance is contained in the Trust's Annual Report, which is available without charge.

                                                                  CLASS R (FORMERLY CLASS A)
                                         ------------------------------------------------------------------------------
                                                                                                  OCTOBER 28, 1994
                                                          YEAR ENDED MAY 31,                        (COMMENCEMENT
                                         -----------------------------------------------------    OF OPERATIONS) TO
RESERVE BLUE CHIP GROWTH FUND                 1998              1997              1996              MAY 31, 1995
-----------------------------                 ----              ----              ----              ------------
Net asset value, beginning of period          $ 15.46           $14.91            $ 12.03          $     10.00
                                              -------           ------            -------          -----------
Income from investment operations:
 Net investment loss                               --             (.17)              (.10)                (.03)
 Net realized and unrealized gain                2.82              .91               3.62                 2.06
                                              -------           ------            -------
Total from investment operations                 2.82              .74               3.52                 2.03
Less distribution from net realized
 income and gain                                (3.19)            (.19)              (.64)                  --
                                              -------           ------            -------          -----------
Net asset value, end of period                $ 15.09           $15.46            $ 14.91          $     12.03
                                              =======           ======            =======          ===========

Total Return                                    19.70%            5.12%             30.10%               20.30% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period        $ 8,532           $5,428            $ 5,130          $     1,993
Ratio of expenses to average net assets          1.75%            1.75%              1.75%                1.73% (1)
Ratio of net investment loss to
  average net assets                             (.87)%          (1.13)%             (.94)                (.70)% (1)
Portfolio turnover rate                           113%             109%                72%                  68%


                                                                        CLASS R (FORMERLY CLASS A)
                                                        -----------------------------------------------------------
                                                                                            SEPTEMBER 3, 1996
                                                                                            (COMMENCEMENT OF
                                                                 YEAR ENDED                   OPERATIONS TO
RESERVE CONVERTIBLE SECURITIES FUND                             MAY 31, 1998                  MAY 31, 1997
-----------------------------------                             ------------                  ------------
Net asset value, beginning of period                              $11.08                        $10.00
                                                                  ------                        ------
Income from investment operations:
 Net investment income                                               .03                           .34
 Net realized and unrealized gain                                    .69                           .99
                                                                    ----                          ----
Total from investment operations                                     .72                          1.33
Less distribution from net realized income and gain                (1.27)                         (.25)
                                                                   ------                         -----
Net asset value, end of period                                    $10.53                        $11.08
                                                                  ======                        ======

Total Return                                                        6.44%                        13.53% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                            $24,659                       $20,553
Ratio of expenses to average net assets (3)                         1.75%                         2.36% (1)
Ratio of net investment income to average net assets (3)            3.77%                         3.67% (1)
Portfolio turnover rate                                              168%                          113%

                                                                          CLASS R (FORMERLY CLASS A)
                                                  ----------------------------------------------------------------------------
                                                                                                         DECEMBER 28, 1994
                                                                   YEAR ENDED MAY 31,                      (COMMENCEMENT
                                                  ---------------- -------------------- --------------   OF OPERATIONS) TO
RESERVE INFORMED INVESTORS GROWTH FUND                 1998               1997              1996            MAY 31, 1995
--------------------------------------                 ----               ----              ----            ------------
Net asset value, beginning of period                  $ 11.48           $ 14.36           $11.99              $10.00
                                                      -------           -------           ------              ------
Income from investment operations:
 Net investment loss                                     (.20)             (.07)            (.33)               (.07)
 Net realized and unrealized gain (loss)                 2.08             (1.66)            3.87                2.06
                                                      -------           -------           ------              ------
Total from investment operations                         1.88             (1.73)            3.54                1.99
Less distribution from net realized gain                (2.90)            (1.15)           (1.17)                 --
                                                      -------           -------           ------              ------
Net asset value, end of period                        $ 10.46           $ 11.48           $14.36              $11.99
                                                      =======           =======           ======              ======

Total Return                                            17.88%           (11.35)%          29.75%              19.90% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                $ 4,334           $ 5,477           $6,393              $6,837
Ratio of expenses to average net assets                  1.75%             1.75%            1.75%               1.75%  (1)
Ratio of net investment loss to average net
assets                                                   (.91)             (.57)%          (1.57)%             (1.62)% (1)
Portfolio turnover rate                                   410%              255%             132%                 59%

                                                                CLASS R (FORMERLY CLASS A)
                                                  --------------------------------------------------------
                                                                                       JULY 13, 1995
                                                                                     (COMMENCEMENT OF
                                                        YEAR ENDED MAY 31,            OPERATIONS) TO
RESERVE INTERNATIONAL EQUITY FUND                     1998            1997             MAY 31, 1996
---------------------------------                     ----            ----             ------------
Net asset value, beginning of period                $ 12.59          $ 11.26            $10.00
                                                    -------          -------            ------
Income from investment operations:
 Net investment loss                                   (.04)            (.07)             (.05)
 Net realized and unrealized gain                       .67             1.40              1.31
                                                    -------          -------              ----
Total from investment operations                        .63             1.33              1.26
                                                    -------          -------              ----
Net asset value, end of period                      $ 13.22          $ 12.59            $11.26
                                                    =======          =======            ======

Total Return                                           5.00%           11.81%            12.60%  (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period              $12,851          $12,099            $3,578
Ratio of expenses to average net assets                2.00%            2.00%             1.99%  (1)
Ratio of net investment loss to average net
assets                                                 (.39)            (.82)             (.91)% (1)
Portfolio turnover rate                                 114%              52%               70%

                                                                   CLASS R (FORMERLY CLASS A)
                                                  --------------------------------------------------------------
                                                                                            JANUARY 2, 1996
                                                           YEAR ENDED MAY 31,              (COMMENCEMENT OF
                                                  -------------------------------------     OPERATIONS) TO
RESERVE LARGE-CAP GROWTH FUND*                            1998               1997            MAY 31, 1996
------------------------------                            ----               ----            ------------
Net asset value, beginning of period                     $ 14.61           $ 10.95           $ 10.00
                                                         -------           -------           -------
Income from investment operations:
 Net investment loss                                        (.03)             (.03)             (.01)
 Net realized and unrealized gains                          3.89              3.69               .96
                                                         -------           -------           -------
Total from investment operations                            3.86              3.66               .95
Less distribution from net realized gain                    (.31)               --                --
                                                         -------           -------           -------
Net asset value, end of period                           $ 18.16           $ 14.61           $ 10.95
                                                         =======           =======           =======

Total Return                                               26.71%            33.42%            9.50% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                   $ 6,786           $ 3,054           $1,231
Ratio of expenses to average net assets                     1.75%             1.75%            1.75% (1)
Ratio of net investment loss to average net
assets                                                      (.36)             (.32)%           (.32)%(1)
Portfolio turnover rate                                       25%               18%               0%


                                                                   CLASS R (FORMERLY CLASS A)
                                                  --------------------------------------------------------------
                                                                                            MARCH 13, 1996
                                                           YEAR ENDED MAY 31,              (COMMENCEMENT OF
                                                  -------------------------------------     OPERATIONS) TO
RESERVE MID-CAP EQUITY FUND**                             1998               1997            MAY 31, 1996
---------------------------                               ----               ----            ------------
Net asset value, beginning of period                    $13.20             $12.29               $10.94
                                                        ------             ------               ------
Income from investment operations:
Net investment loss                                       (.26)              (.11)                (.01)
Net realized and unrealized gain                          1.50               1.02                 1.36
                                                          ----               ----                 ----
Total from investment operations                          1.24                .91                 1.35
Less distribution from net realized gain                 (1.46)                --                   --
                                                         -----             -------              -------
Net asset value, end of period                          $12.98             $13.20               $12.29
                                                        ======             ======               ======

Total Return                                             10.31%              7.40%               12.34% (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                  $3,381             $2,174                $ 131
Ratio of expenses to average net assets                   1.75%              1.75%                1.74% (1)
Ratio of net investment loss to average net
assets                                                   (1.21)%            (1.31)%               (.97)%(1)
Portfolio turnover rate                                     73%               102%                  85%


                                                                           CLASS R (FORMERLY CLASS A)
                                                  -----------------------------------------------------------------------------
                                                                                                           NOVEMBER 14, 1994
                                                                  YEAR ENDED MAY 31,                         (COMMENCEMENT
                                                  ----------------------------------------------------     OF OPERATIONS) TO
RESERVE SMALL-CAP GROWTH FUND                            1998               1997            1996             MAY 31,1995
-----------------------------                            ----               ----            ----             -----------
Net asset value, beginning of period                  $15.52             $ 19.56          $12.21               10.00
                                                      ------             -------          ------              ------
Income from investment operations
Net investment loss                                     (.39)               (.28)           (.17)               (.09)
Net realized and unrealized gain (loss)                 1.53               (3.76)           8.05                2.30
                                                      ------             -------          ------              ------
Total from investment operations                        1.14               (4.04)           7.88                2.21
Less distribution from net realized gain                  --                  --            (.53)                 --
                                                      ------             -------          ------              ------
Net asset value, end of period                        $16.66             $ 15.52          $19.56               12.21
                                                      ======             =======          ======              ======
Total Return                                            7.35%             (20.65)%         65.55%              22.10%  (2)

RATIOS/SUPPLEMENTAL DATA

Net assets in thousands, end of period                $5,541             $ 5,789          $6,657               $1,241
Ratio of expenses to average net assets                 1.75%               1.75%           1.75%                1.75% (1)
Ratio of net investment loss to average net
assets                                                 (1.64)%             (1.69)%         (1.70)%              (1.62)%(1)
Portfolio turnover rate                                   46%                 28%             38%                  43%

------------
(1) Annualized.
(2) Total return is not annualized, and does not reflect impact of sales load.
(3) For the Reserve Convertible Securities Fund, the ratios of expenses to average net assets, net of waiver, for the period September 3, 1996 (commencement of operations) to May 31, 1997 and the fiscal year ended May 31, 1998 were 0.52% and 0.83%, respectively, and the ratios of net investment loss to average net assets, net of waiver, for the same periods were 5.52% and 4.69%, respectively.
*  Formerly Reserve Large-Cap Value Fund.
** Formerly Reserve Mid-Cap Growth Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

       The investment objectives of the Funds are not fundamental and may be changed without the approval of shareholders. Each of the Funds is classified as a non-diversified mutual fund.

RESERVE BLUE CHIP GROWTH FUND. The Reserve Blue Chip Growth Fund's objective is to seek capital appreciation through investment in a portfolio of U.S. common stocks believed to offer favorable possibilities of capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

       Generally, the Fund will seek to invest in U.S. equities with investment characteristics such as earnings growth, financial strength and projected positive cash flow. These equity securities are usually traded as shares in the U.S. but sometimes they may be represented by American Depository Receipts ("ADRs"). The Fund will invest at least 65% of its total assets in securities of "blue chip" companies that have demonstrated long-term earnings growth, financial stability and attractive valuation, unless the Fund has adopted a temporary defensive position.

RESERVE CONVERTIBLE SECURITIES FUND. The Reserve Convertible Securities Fund's investment objective is to seek returns which are derived from capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

       Generally, the Fund will pursue its objective by investing primarily in securities which are convertible into, or which derive their returns from, price changes in the common stock of an underlying corporate issuer. These include, but are not limited to, convertible debentures, convertible preferred stocks, and "derivative" convertible securities such as "DECS" (Dividend Enhanced Convertible Stock), "ACES" (Automatically Convertible Equity Securities), "PRIDES" (Preferred Redeemable Increased Dividend Equity Securities) and "PERCS" (Preferred Equity Redemption Convertible Stock). The Fund will invest at least 65% of its total assets in convertible securities, unless the Fund has adopted a temporary defensive position.

       As a means of protecting principal value, the Fund invests in securities possessing certain defensive characteristics, such as those whose underlying common stocks are undervalued in terms of earnings relative to price earnings growth rate relative to price/earnings multiple, and price relative to book value. Other defensive characteristics sought are high current yields, short-to-intermediate maturities, and low price volatility relative to price volatility of the underlying common shares.

       The Fund will invest in both rated and unrated securities of similar quality when it is believed that their yields or growth potential adequately compensate it for the risk assumed. The Fund will not invest in securities whose creditworthiness the Adviser and/or the Sub-Adviser perceive to be deteriorating.

       The Fund will also invest in "busted" convertible debt securities. These securities trade like straight corporate debt having similar coupons, ratings, and maturities, and to which the market accords little value for their convertibility features.

RESERVE INFORMED INVESTORS GROWTH FUND. The Reserve Informed Investors Growth Fund's investment objective is to seek growth through investment in a portfolio of U.S. securities which are seasoned, well-managed, financially sound companies with demonstrated superior earnings growth, accelerating cash flow and profit margins and high or sharply rising return on equity. Priority companies are those where management and/or large outside investors are buyers or owners of the stock, or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors." Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

       Common sense suggests that the "Informed Investors" of the corporate world are far closer to the day-to-day activities of the companies they own or manage and often in a much more informed position to gauge the long-term effect certain publicly disclosed information or developments may have on the future price of their company's stock. Basic to the "Informed Investors" strategy is the belief that it is far more prudent to invest in intrinsically undervalued stocks which some of the nation's more knowledgeable investors own or are buying with their own money, rather than to chase fad or glamor stocks masquerading as disciplines.

        The Fund emphasizes investment in small- and medium-sized companies whose outstanding shares have an aggregate market value of $1 billion to $10 billion, at cost. At least 65% of the value of the Fund's total assets will be invested in such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities believed to have a potential for capital growth which will result in greater-than-average share price fluctuations and greater market risk than is involved in other securities.

RESERVE INTERNATIONAL EQUITY FUND. The Reserve International Equity Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of companies resident in countries experiencing rapid economic growth. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

       The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in ADRs and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed-income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected positive cash flow has significant factors in assessing value. When the Sub-Adviser deems it advisable because of unusual economic, political or market conditions, the Fund may reduce or eliminate positions in one country and switch to other countries.

       The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings. Companies frequently are dominant within their industry niche and many have a near monopoly position within their country. Every stock in the Fund's portfolio has been carefully selected through research and often through direct management contact.

       The Fund favors companies where management has a significant ownership stake. The companies that are usually avoided are those that depend heavily on commodity price levels for their future earnings growth. The Fund's portfolio is structured by combining a top-down quantitative country weighting process, which looks at macroeconomics factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to control risk , the Fund spreads its assets among 80 to 110 companies in 15 to 23 foreign markets with an initial position in any single issue between 1% and 2% of assets. Since investments are in companies that have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. Therefore, portfolio investments in cash equivalents usually will not exceed 10% of assets. Stocks are selected for their long-term investment attractiveness. A three-to-five-year time horizon will be utilized for a holding period. In all circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers associated with at least three different countries, excluding the U.S., unless the Fund has taken a temporary defensive position. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Short-term profits are not pursued as an objective, and there is no trading-type activity in stocks.

Summary of Investment Philosophy

       The primary goal is to obtain consistent portfolio performance by investing in quality companies with superior growth records in sales and earnings. The Sub-Adviser's experience has shown that the best way to make money in common stocks is to buy growth companies at attractive prices and to maintain those positions for as long as the growth momentum continues and their valuations do not reach extremes after an advance. Portfolios of foreign investments are affected by different economic trends. By participating in a large variety of investment opportunities, the probability of investment success increases, and international diversification reduces the effect that events in any one country will have on the portfolios. Portfolios of foreign securities are often affected by different economic trends than those which affect U.S. securities, which is a basic reason to diversify the traditional U.S.-based portfolio with investments in foreign securities.

Investment Process

Country Allocation. Nine variables have been identified by the Sub-Adviser which are deemed to be key in determining the future direction of stock markets. The five macroeconomic factors are: Real Gross Domestic Product growth rate and outlook; current inflation rate and its trend; relative interest rates and their trends; outlook for the currency; and current account/trade balance levels. The four stock market technical variables are: intermediate and long-term trends of the stock prices versus the outlook for corporate profit; relative price/earnings ratios and dividend yields; country pension fund regulations that can affect the supply/demand factors for equities; and political stability and government efforts to promote equity investments.

Stock Selection. After the top-down country allocation is in place, bottom-up stock selection becomes the dominant activity. The focus is on quality individual stock selection of companies with high visibility and growth in sales and earnings. In emerging economies with less developed capital markets, a strong balance sheet is essential. Stocks are not selected for industry-balancing purposes. Highly cyclical stocks and recovery situations are rarely used as is the case with companies that are primarily market-share and sales driven, regardless of profitability and shareholder benefit.

Selling Disciplines. A stock is sold when the fundamental factors (excessive price/exchange ratio, slowed growth, excessive debt, etc.) have changed to such an extent that the company no longer qualifies or when industry conditions or governmental regulations have changed so that they negatively impact the company's future. On rare occasions, a stock is sold if a significantly more attractive opportunity develops in that country.

RESERVE LARGE-CAP GROWTH FUND. The Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund)'s investment objective is to seek long-term capital appreciation through investment in a portfolio of large, high-quality U.S. companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

       The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities believed to offer favorable possibilities of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholder's equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. Candidates are believed to be in a growth phase or are entering a growth phase in their marketplace and have pricing flexibility, the potential to increase volume of unit sales, and control over production and distribution. These companies also focus on their core business, have a dominant brand name or a valuable franchise, financial fundamentals that are trending upward, and management that is dedicated to enhancing shareholder value. The Fund will invest at least 65% of its total assets in equity securities and at least 65% of total assets in the securities of companies whose aggregate market value is $5 billion or more, i.e., "large cap," unless the Fund has adopted a temporary defensive position. Investors seeking the opportunity for above-average, long-term growth with below-average overall risk (defined as loss of capital) and nominal current income may wish to consider this Fund.

       It is the Fund's view that high-quality, large companies can generate consistent growth over time that is above the growth rate of the overall economy. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

RESERVE MID-CAP EQUITY FUND. The Reserve Mid-Cap Equity Fund (formerly Reserve Mid-Cap Growth Fund)'s investment objective is to seek capital appreciation through investment in a portfolio of medium-size companies. It is the Sub-Adviser's view that mid-size companies in the U.S. are generally expected to show growth over time that is above the growth rate of the overall U.S. economy and that of larger companies. The Fund will invest at least 65% of its total assets in equity securities of companies considered "mid-cap" or medium-size companies, unless the Fund has adopted a temporary defensive position. The Fund does not choose investment for dividend or interest income, nor does it try to "time the market". The Fund will not employ any hedging strategies, and intends to stay fully invested. Any production of income is secondary. There can be no assurance that the Fund will achieve its investment objective.

       A varied portfolio of stocks will generally be selected based on at least one of the following criteria: companies selling at a discount to private market value; undiscovered, underfollowed, or misunderstood companies with good or improving earnings growth; low price/cash flow stocks with a visible catalyst for price appreciation, growth rates greater than and price/cash flow less than the S&P 400 mid-cap index. Additional considerations will be: management incentives to increase shareholder value; management ownership of the stock; margin levels and growth, return on capital invested, and strength of the balance sheet.

       The Funds may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

       A result of the Fund's stock selection criteria is likely to be that the median market capitalization for its portfolio companies will be about $2 billion and such companies would be considered "mid-cap" or medium-size companies. The Fund will not routinely invest in any company with a market capitalization of less than $500 million or more than $5 billion. The "mid-cap" nature of the portfolio may result in some increased volatility over that of the general market average. The Fund intends to be fully invested unless it has adopted a temporary defensive position.

RESERVE SMALL-CAP GROWTH FUND. Reserve Small-Cap Growth Fund's objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

       Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth couples with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. At least 65% of the value of the Fund's assets will be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $1 billion or less, unless the Fund has adopted a temporary defensive position.

       It is the Sub-Adviser's view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

       Investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources and lack of information. The securities of smaller companies are often traded over the counter and have less liquidity than larger stocks. Therefore, shares of the Fund may be subject to greater fluctuation on value than shares of a conservative equity fund which invests in larger capitalization companies.

RESERVE STRATEGIC GROWTH FUND. Reserve Strategic Growth Fund is designed for investors seeking to achieve long-term growth through capital appreciation; income is a secondary consideration. It is anticipated that the Fund will invest in at least 65% of its total assets in equity securities of large, established companies with market capitalizations over $5 billion that trade on major U.S. stock exchanges. Securities selected for the Fund will be those that the Sub-Adviser feels have above average long-term potential for capital appreciation, typically due to a company's future earnings growth, but occasionally involving other criteria. The Fund expects to own a diversified portfolio of securities across a variety of industry sectors to minimize unforeseen risks of concentrating in a single industry. Portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings and not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, there may be significant changes to the portfolio when these equity securities present special situations because it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities. Additionally, the Fund may invest without restriction in companies of any size, foreign equities, and U.S. fixed-income securities. The Fund does not expect to hold significant assets in cash, cash equivalents, foreign fixed-income securities, warrants, rights, futures, or options. Investors in the Fund should recognize that the inherent risks of investing cannot be totally avoided and that there is no assurance that the investment objectives of the fund will be achieved. The Fund intends to be as fully invested at all times as practicable unless it has adopted a temporary defensive position.

                      INVESTMENT TECHNIQUES AND INVESTMENTS

The investments and techniques described in this section are subject to the specific requirements or minimum investment policies found in the Investment Objectives and Policies section of each Fund.

CASH EQUIVALENTS. Each Fund may invest in cash equivalents, which are short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any instrumentality thereof (including repurchase agreements collateralized by such securities) and deposit-type obligations of domestic and foreign banks or the equivalent thereof. Instruments which are not rated may also be purchased by a Fund provided such instruments are determined by the Sub-Adviser under the supervision of the Adviser and the Board of Trustees to be of comparable quality to those instruments in which the Fund may invest.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price at a later date. Each Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees. The Sub-Advisers will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. If the other party to the repurchase agreement defaults or becomes insolvent or declares bankruptcy, a Fund may encounter difficulties and incur costs, and possibly a loss, upon disposition of the underlying securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash, bank letters of credit or securities issued by the U.S. government or its agencies or instrumentalities (or any combination thereof), which will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The value of the securities loaned cannot exceed 25% of each Fund's total assets. Loan arrangements made by a Fund will require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. In connection with a loan of securities, a Fund may pay reasonable finders', custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower. The SAI further explains each Fund's securities lending policies.

U.S. TREASURY SECURITIES. Each Fund may invest in securities issued, guaranteed or collateralized by U.S. Treasury obligations, including Bills, Notes, and Bonds, all of which are backed by the full faith and credit of the U.S. government.

SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association
(SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

       Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the principal of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (principal or interest) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations purchased by a third party (typically an investment-banking firm) and held on its behalf by a major commercial bank or trust company pursuant to a custody agreement. A "stripped security" issued by an investment-banking firm or other private organization is not considered to be a U.S. government security.

[CONVERTIBLE SECURITIES. The Reserve Convertible Securities and Reserve International Equity Funds may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

       Reserve International Equity Fund may invest in convertible securities that are investment grade, i.e., rated Baa/BBB or higher or unrated securities of equivalent quality. These bonds have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than would be the case of higher-rated securities. If a downgrade below the minimum rating occurs, the Reserve International Equity Fund may sell the securities. Foreign convertible securities, which may be held by the Reserve International Equity Fund are not rated.

       The Reserve Convertible Securities Fund may invest without limitation in convertible securities that are rated Caa/CCC or unrated securities of equivalent quality. These securities and securities rated Ba/BB or lower are commonly referred to as "junk bonds," and offer a higher current yield than the yield offered by higher-rated securities but involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. These securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as (1) vulnerability to downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate develoments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; and (v) subordination to other debt of the issuer.

       The Reserve Convertible Securities Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

       To the extent that a security is assigned a different rating by one or more of the various rating agencies, the Sub-advisers will use the highest rating assigned by an agency in determining compliance with the foregoing investment limitations.]

RIGHTS AND WARRANTS. Reserve International Equity Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

DEPOSITORY RECEIPTS. Reserve International Equity Fund may invest in depository receipts which may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the U.S. and therefore, there may not be a correlation between such information and the market value of the depository receipts. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts ("GDRs") and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities.

       The Fund may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

ILLIQUID SECURITIES. Each Fund may hold up to 15% of the value of its net assets in securities for which a liquid trading market does not exist and, therefore, may not be able to readily sell such securities. Such securities include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for settlement in more than seven (7) days after notice, and certain asset-backed and mortgage-backed securities. The Fund will treat U.S. government POs and IOs as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Board of Trustees.

       Purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and Board of Trustees.

       Many of the foreign countries in which the Reserve International Equity Fund invests do not have a Securities Act similar to the U.S. requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

PUT AND CALL OPTIONS ON SPECIFIC SECURITIES. Each of the Funds may write and sell covered put option contracts to the extent of 25% of the value of their total assets at the time such option contracts are written. However, the Reserve Small-Cap Growth Fund and Reserve Informed Investors Growth Fund may invest only up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter.

       There is no limitation on the amount of call options each Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the underlying security at the exercise price. If a call written by the Funds is exercised, the Funds forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Funds may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Funds may expire worthless, in which case the Funds would lose the premium they paid.

       OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Funds may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

       The Funds will only write covered options. An option is covered so long as a Fund which is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its custodian bank.

       The successful use of options by a Fund is subject to its Sub-Adviser's ability to correctly predict movements in the market. If the Sub-Adviser is not successful in employing options in managing the Fund's investments, performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase its expenses and reduce its return.

INVESTMENT IN FOREIGN SECURITIES. Reserve International Equity Fund may purchase foreign equity and debt securities, including foreign government securities, to an aggregate of not more than 30% of its total assets in the securities of issuers of any single foreign country. Foreign securities markets generally are not as developed or efficient as those in the U.S. and securities traded there are less liquid and more volatile than those traded in the U.S.

       The Fund may be subject to additional risks because stock certificates and other evidence of ownership of foreign issuers may be held outside the U.S. Such additional risks include: adverse political and economic developments; nationalization of foreign issuers and possible adoption of government restrictions which might affect the payment of principal, interest and dividends to U.S. investors. In addition, there may be less publicly available information about a foreign issuer, since they are generally not subject to the timely accounting and financial reporting disclosure standards of U.S. companies.

       In making the allocation of assets in foreign markets, the Sub-Adviser will consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. Nearly all foreign securities in which the Reserve International Equity Fund may invest will be traded on foreign stock exchanges or issued by foreign governments.

       Reserve International Equity Fund will invest in developing countries, which involves exposure to economic structures that are typically less diverse and mature than in the U.S., and to political systems which are less stable. A developing country may be considered to be one which is in the initial stages of its conversion from an agrarian insular society to an international manufacturing participant.

FOREIGN CURRENCY TRANSACTIONS. Reserve International Equity Fund may engage in foreign-currency transactions in connection with its investment in foreign securities but will not speculate in foreign-currency exchange. The value of the assets of the Fund as measured in U.S.-dollars may be affected favorably or unfavorably by changes in foreign-currency exchange rates and exchange-control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign-currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign-currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign-currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

       When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S.-dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S.-dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S.-dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign-currency financial futures and options transactions.

       When the Fund's Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.-dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S.-dollar amount where the Fund's Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S.-dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

       It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign-currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

       The Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets
(a) denominated in that currency or (b) in the case of a "cross-hedge," denominated in a currency or currencies that the Fund's Sub-Adviser believes will have price movements that tend to correlate closely with that currency. The Fund's Custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign-currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. There is no limitation as to the percentage of the Fund's assets that may be committed to such foreign-currency exchange contracts. The Fund generally will not enter into a forward contract with a term longer than one year.

EURO CONVERSION. On January 1, 1999, France, Austria, Germany, Italy, Belgium, Finland, Ireland, Portugal, Spain, Luxembourg and the Netherlands. eleven countries in the European Monetary Union, will adopt the euro as their official currency. However, the current currencies will continue in use for cash transactions until January 1, 2002.

       The euro is expected to confer some benefits in those markets, such as consolidating the government debt market for those countries and reducing some currency risks and costs. But, the conversion to the new currency could affect the Trust operationally and also has some special risks. The Trust's portfolio system, DST, will be both upgrading computer and record keeping equipment to prepare for the conversion, and will continue to monitor the effects of the conversion on the value of the Trust's securities. Further, the Adviser is taking steps to reasonably address this issue and to obtain assurance that comparable effort is being made by the Trust's other service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest without limitation in certain types of short-term, liquid, high-grade debt securities. These securities may include U.S. government securities, qualifying bank deposits, money-market instruments, and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see the Funds' SAI.

NON-DIVERSIFIED STATUS. As a non-diversified mutual fund, each Fund is permitted to have all its assets invested in a limited number of issuers. As a result, an investment in a Fund could entail greater risk than a mutual fund with a policy of diversification.

                               RISK CONSIDERATIONS

       Investment in certain Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Some of the assets of the Reserve International Equity Fund will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into

U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency-hedging transactions, which themselves involve certain special risks. See "Investment Techniques and Investments" on page 9.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Reserve International Equity Fund, whose investment portfolios include such securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events affecting the general market and by large investors trading significant blocks of securities than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery and where a severe shortage of vault capacity exists among custodial banks. Efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations including, in some cases, the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

       The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Sub-Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

       Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors than is available about U.S. issuers.

       The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of the gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could adversely affect the economy of a foreign country or the Fund's investments in that country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

U.S. AND FOREIGN TAXES (RISK CONSIDERATIONS). Although each of the Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its taxable income so as to avoid the imposition of U.S. income and excise taxes, it is possible that events could occur which would cause a Fund to incur some U.S. taxes. In addition, one or more of the Funds with investments in stock or securities of foreign corporations (e.g., the Reserve International Equity Fund), may incur foreign income taxes. The applicable tax laws which affect the Funds and their shareholders are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund's shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. See the discussion on "Taxes" and "Foreign Taxes" set forth below.

FIXED-INCOME SECURITIES. The value of a Fund's shares will fluctuate with the value of its investments. The value of fixed-income securities will decline in value as interest rates rise, and increase in value as interest rates decline.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. Since November 15, 1971, Reserve Management Company, Inc. (the "Adviser"), 14 Locust Place, Manhasset, NY 11030, and its affiliates have provided investment advice to The Reserve Funds, which as of the date of this prospectus has assets in excess of $5.3 billion. Under the Investment Management Agreement, the Adviser manages the Funds and invests in furtherance of its objectives and policies subject to the overall control and direction of the Funds' Board of Trustees. The Adviser supervises a continuous investment program for the Funds, evaluates and monitors each Sub-Adviser's performance, investment programs, and compliance with applicable laws and regulations, and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued or modified. The Adviser is also responsible for the day-to-day administration of each Fund's activities. Under the Investment Management Agreement, the Adviser pays all employee costs, costs of the Sub-Advisers and other ordinary operating expenses of each Fund. Excluded from ordinary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees.

       For its services under the Investment Management Agreement, the Adviser is paid a Management Fee represented as a percentage of the average daily net assets of each Fund and class in the amounts shown on the chart entitled "Annual Fund Operating Expenses" found on page 2.

YEAR 2000. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after. However, the Adviser is taking steps to reasonably address this issue and to obtain assurance that comparable effort is being made by the Trust's other service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

SUB-ADVISERS. The Investment Management Agreement and Sub-Advisory Agreements provide that the Adviser and each Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement. None of these organizations have previously served as either Adviser or Sub-Adviser to a registered investment company.

       The Adviser and Trust have retained the Sub-Advisers listed below. Each is a registered investment adviser.

       TRAINER, WORTHAM & COMPANY, INC., 845 THIRD AVENUE, NEW YORK, NY 10022, was formed in 1924 and manages over $2.5 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. and Robert J. Vile is the Fund's portfolio managers. Mr. Vile is a Managing Director of the Sub-Adviser and is responsible for the day-to-day investment decisions of the Reserve Blue Chip Growth Fund.

       [NEW VERNON ADVISORS, INC., 310 SOUTH STREET, P.O. BOX 1913, MORRISTOWN, NJ 07962, an affiliate of William E. Simon & Sons, L.L.C., was formed in 1990 and currently manages or advises private investment funds, high-net-worth individuals, charitable organizations and educational institutions. J. Peter Simon, an Executive Director and a founder of William E. Simon & Sons, is president of New Vernon Advisors, Inc., and serves as the firm's convertible securities manager and is responsible for the day-to-day investment decisions of the Reserve Convertible Securities Fund. New Vernon has indicated an intention to resign as Sub-Adviser to the Convertible Securities Fund in the near future. If New Vernon does resign, they are required to give the Fund 60 days notice and the board will consider appropriate courses of action, including selection of a new Sub-Adviser of the Convertible Fund.]

       T.H. FITZGERALD & CO., 180 CHURCH STREET, NAUGATUCK, CT 06770, was formed in 1959 and currently manages over $200 million for employee benefit plans, bank trust departments, an insurance company and a public authority and has over ten years of experience in using the investment policies discussed herein. Thomas H. Fitzgerald, Jr., who founded his firm, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Reserve Informed Investors Growth Fund.

       PINNACLE ASSOCIATES, LTD., 666 FIFTH AVENUE, NEW YORK, NY 10103, was formed in 1984 and currently manages over $400 million for individuals, family trusts and employee-benefit plans. Nicholas Reitenbach is director of international investments and partner of Pinnacle Associates, Ltd., and serves as the Reserve International Equity Fund's primary portfolio manager. Mr. Reitenbach has over thirty years experience in using the investment techniques discussed herein.

       SIPHRON CAPITAL MANAGEMENT, 280 S. BEVERLY DRIVE, BEVERLY HILLS, CA 90212, was formed in 1991 and currently manages over $750 million for tax-exempt and taxable clients. The senior management of Siphron Capital has over thirty years experience in using the investment policies discussed herein. David C. Siphron and Peter D. Siphron, both partners of the firm, serve as the Reserve Large-Cap Growth Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis. Portfolio actions are based on mutual consent, with David Siphron having final approval.

       PEKIN, SINGER & SHAPIRO ASSET MANAGEMENT, 311 SOUTH WACKER DRIVE, CHICAGO, IL 60606, was formed in 1990 and currently manages over $359 million for individuals, family trusts, and institutions. JoAnne Pekin, a founder of the firm and its President, and Martha Doran serve as the Fund's portfolio managers. Mrs. Pekin has more than thirty years experience in the investment business and is responsible for the day-to-day investment decisions of the Reserve Mid-Cap Equity Fund.

       ROANOKE ASSET MANAGEMENT, 529 FIFTH AVENUE, NEW YORK, NY 10017, was formed in 1978 and currently manages over $200 million for high-net-worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, president, Brian J. O'Connor, executive vice-president, and Adele S. Weisman, senior vice-president, serve as the Fund's portfolio managers, and have worked together as a team for over twenty years. Together, they are responsible for the day-to-day investment decisions of the Reserve Small-Cap Growth Fund.

       CONDOR CAPITAL MANAGEMENT, INC., 1973 WASHINGTON VALLEY ROAD, MARTINSVILLE, NJ, 08836, was formed in 1988 and currently manages over $185 million for individuals, family trusts and institutions. Kenneth P. Shapiro, president, and Stephen D. Tipping, vice president, serve as the Fund's portfolio managers and are responsible for the day-to-day investment decisions of the Reserve Strategic Growth Fund.

       For their services, the Sub-Advisers of the Funds receive an annual fee of up to one-half of the Adviser's net profit for the year before taxes of the respective Fund. Net profit is deemed to be the Management Fee less Fund expenses and all applicable sales and marketing costs. The Adviser may also pay a Sub-Adviser for marketing assistance.

PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for each Fund and the execution of these transactions, including the negotiation of brokerage commission on such transactions, are the responsibility of each Sub-Adviser. In general, each Sub-Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, each Sub-Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

       The Sub-Advisers may consider statistical, research, or other services provided by brokers or dealers, some of which may be useful to each Sub-Adviser in their other business functions. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors as determined in good faith by each Sub-Adviser. Each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of its Fund, but only if the Sub-Advisers reasonably believe that the execution and commission are comparable to those available from other qualified firms. Further, subject to procedures adopted by, and under the supervision of the Board of Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with each Sub-Adviser, provided the commission or fee paid on the transaction is reasonable and fair when compared to the commission or fee charged by other brokers or dealers on comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

       The annual portfolio turnover rate of each Fund is expected to approximate 100%, except for the Reserve International Equity Fund, which is expected to be less than 100% under normal market conditions. See "Portfolio Turnover, Transaction Charges and Allocation" in the SAI. High portfolio turnover rates (i.e., over 100%) can increase the Fund's transaction costs, including brokerage commissions.

       During the fiscal years ended May 31, 1996, 1997 and 1998, the portfolio turnover rate for the Reserve Informed Investors Growth Fund was higher than expected due to the following market conditions: (1) extraordinary volatility, especially in the small to medium capitalization stocks which have a dominant weight in the portfolio, made it necessary to re-balance the Fund's weighted capitalization; (2) concentration of informed investor buy signals in a tightly defined number of industry sectors led to higher than normal portfolio sector concentration which often amplified volatility and turnover rates through the need for re-balancing of the portfolio; (3) market responses to the earnings outlook for a broad list of portfolio-held companies led to a series of management miscalls; and (4) a substantial portion of the gain on the S&P 500 indices has been attributable to the largest capitalization stocks in the indices. The Sub-Adviser has had to guide the Fund through a market which has been turbulent and extremely narrow as a result, while strictly adhering to the Fund's informed investor strategy.

       In the Sub-Adviser's view, all of these factors are showing signs of moderating. The Fund's Sub-Adviser believes that the Fund's portfolio turnover rate should revert to the expected level of close to 100% during the current fiscal year.

       If the markets remain highly volatile, the portfolio turnover rate of the Reserve Convertible Securities Fund is expected to remain above historical levels (i.e. approximately 100%) on an annualized basis as a result of swapping common stock for the related convertible security when the premium warrants or changing perceptions of a given company's prospects.

TRUSTEES. Under the Declaration of Trust, which is governed by the laws of the State of Delaware, the Trustees are ultimately responsible for the conduct of its affairs. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of a majority of the Trust's outstanding shares.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Trust acts as its own transfer agent and dividend-paying agent.

                                HOW TO BUY SHARES

METHOD OF PAYMENT. For Class R Shares, the minimum initial investment is $1,000 and the minimum subsequent investment is $100, except for IRAs. However, Class R shareholders (except IRAs) must achieve a balance of $2,500 within twelve (12) months, or the Fund may choose to impose a fee (currently $5 monthly; see "Small Balances"). The initial minimum investment in Class R Shares for an IRA is $250, and subsequent investments are accepted in any amount. For Class I Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. An initial purchase must be accompanied by an Account Application. If no dealer or broker is named in the Account Application, the Distributor will act as dealer. Shares of the Funds may be purchased each Business Day at the public offering price determined after receipt of payment and a request in proper form by the Funds or by an investment dealer who has a sales agreement with the Funds' Distributor. The public offering price is equal to the net asset value of a Fund. Payments (denominated in U.S. dollars) must be made if purchasing directly from the Funds:

- By check - Drawn on a U.S. bank, payable to or endorsed to Reserve Private Equity Series. You must include your account number on each check unless it is an initial purchase. Checks should be mailed to The Reserve Funds, 810 Seventh Avenue, New York, NY 10019-5868. A fee (currently $15) will be imposed if any check used for investment in your account does not clear. The investor is also liable to reimburse the Funds for any loss incurred due to a returned check. Neither initial nor subsequent investments may be made by a third party check.

- By wire - Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution from whom you received this prospectus.

       Investments in the Funds may also be made through investment dealers who have sales agreements with RESRV., the distributor of the Funds' shares ("Authorized Dealer"). Such dealers should send the investor's Account Application and payment to the Funds. Payment may be made by check or wire. Purchase orders will be confirmed at the public offering price calculated after receipt by the Funds or an Authorized Dealer (which order must be promptly transmitted to the Funds) of a properly completed Account Application and payment. The Funds must be notified before 4:00 PM (New York time) of the amount to be transmitted and the account to be credited, and the Funds must receive the credit at their bank by 4:00 PM (New York time). Orders received by the Funds or an Authorized Dealer after 4:00 PM (New York time) will be priced at the public offering price in effect at 4:00 PM (New York time) on the next Business Day.

GENERAL INFORMATION. Shares of each Fund will have the same relative rights and privileges and be subject to the same fees and expenses except as set forth below. The Board of Trustees may determine in the future that other allocations of expenses are appropriate and amend this plan accordingly without the approval of shareholders. Income, realized and unrealized capital gains and losses, and expenses of the Funds of the Trust shall be allocated to shares of the Fund that earned or incurred them. Expenses of the Trust not allocable to a specific Fund shall be allocated to each Fund on the basis of the net asset value of that Fund in relation to the net asset value ("NAV") of the Trust.

       The Distributor, at its expense, will also provide additional compensation to broker-dealers, financial consultants and financial institutions in connection with actual or anticipated sales of shares of the Funds, but only to the extent permitted by law or regulation.

VOTING RIGHTS. Shares of the Funds shall have exclusive voting rights on any matter submitted to shareholders pursuant to the 1940 Act, the Declaration of Trust and the Trust's By-laws.

RESERVE PRIVATE EQUITY SERIES AUTOMATIC ASSET-BUILDER PLAN. (Class R shares only). If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 minimum) such as Social Security, federal salary, or certain veterans' benefits, or other payments from the federal government. Call the Funds at 800-637-1700 for an application.

NET ASSET VALUE. Fund shares are issued at NAV which is calculated at the close of each Business Day (normally 4:00 PM New York time). A Business Day is Monday through Friday, exclusive of regional bank holidays and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas, any other days the New York Stock Exchange ("NYSE") is closed for trading. The NAV per share of each Fund is determined by adding the value of a Fund's portfolio securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use each Fund as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details is available from RESRV Partners, Inc. The initial minimum investment is $250. Subsequent investments are accepted in any amount.

DISTRIBUTOR. The Funds' Distributor is RESRV Partners, Inc. ("RESRV") 810 Seventh Avenue, New York, NY 10019-5868. The Distributor is a wholly-owned subsidiary of the Adviser.

       All orders for the purchase of shares of each Fund are subject to acceptance or rejection by RESRV, at its sole discretion. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever, in its judgment, it is in the best interests of the Funds to do so.

EXCHANGE PRIVILEGE. Shares of each RPES Fund may be exchanged for shares in the Reserve money-market funds and other separate investment portfolios that may be offered by the Trust at NAV.

       The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

       The Trust may modify or discontinue the exchange privilege at any time, and will do so on sixty (60) days notice, if such notice is required by regulations adopted under the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 PM (New York time) on a regular Business Day to take effect that day. Exchange requests received after 4:00 PM (New York time) will be effected at the next calculated NAV.

       Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. See the discussion at "Taxes" set forth below. A prospectus for any of the Reserve money-market funds or other series of the Trust may be obtained from the Distributor or any Authorized Dealer. An investor considering an exchange should refer to the appropriate Fund Prospectus for additional information since each Fund has different investment objectives and policies.

DISTRIBUTION PLAN. Under the Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, each Fund pays RESRV for advertising, marketing and distributing each Fund's Class R shares and for servicing each Fund's Class R shareholders at a maximum annual rate of 0.25% of the value of each Fund's average daily net assets attributable to its Class R shares. If the Plan were terminated or not continued, no amounts (other than amounts accrued but not yet paid) would be owed by the Funds. The Class I shares of each Fund do not participate in the Plan.

       Under the Plan, RESRV at its discretion may make payments to brokers, financial institutions and financial intermediaries ("Firms") for administration and for servicing Fund shareholders who are also their clients and/or for distribution. Firms receive such fees with respect to the average daily NAV of each Fund's Class R shares owned by shareholders for whom they perform services and are the dealer of record. Firms providing distribution assistance or administrative services for each Fund may be required to register as securities dealers in certain states. The fees, payable to RESRV under the Plan, are made without regard to actual expenses incurred. Thus, if fees exceed distribution expenses, RESRV will incur a profit; however, if expenses exceed fees, then they will incur a loss. RESRV may use such fees to promote the sale of shares by paying for the preparation, printing and distribution of prospectuses to other than current shareholders or other promotional activities.

                          SHARES OF BENEFICIAL INTEREST

       The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was organized as an unincorporated Delaware business trust on April 22, 1993, and is authorized to issue an unlimited number of shares of beneficial interest, which may be issued in any number of portfolios and classes. Shareholders are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective portfolios on liquidation. The Trust has no intention of issuing share certificates. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust.

                                      TAXES

       The following discussion is intended for general information only. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

       Each Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its investment company taxable income and net capital gains are distributed. Dividends paid by each Fund from net investment income, including net short-term capital gains, whether in cash or in additional shares of each Fund, will be taxable as ordinary income.

       The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to 98% of their calendar year ordinary income, plus 98% of their capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31. Dividends declared in October, November, or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by each Fund on December 31 of such year, provided such dividends are paid during January of the following year.

       Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the holding period of the assets giving rise to the capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been held, and are not eligible for the dividends-received deduction available to corporations. Dividends and other distributions may also be subject to state and local taxes. A purchase of Fund shares shortly before the ex-dividend date or capital gains distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

       Under the Code, exchanges and redemptions of shares, including transfers of shares of each Fund for shares of another fund with which the Funds have exchange privileges, are taxable events, and accordingly, may result in a capital gain or loss for shareholders participating in such transactions. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the shareholder's holding period for the Fund shares. Deductions for losses recognized on the disposition of shares may, in some circumstances, be disallowed or deferred. Furthermore, shareholders electing to reinvest dividends or other distributions in new shares will, nevertheless, be treated as having received such distributions for tax purposes.

       A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

       For tax purposes, each Fund will send shareholders an annual notice of dividends and distributions paid during the prior year. Shareholders are advised to retain all statements received from each Fund to maintain accurate records of their investments. The tax treatment of non-resident alien individuals, foreign corporations, and other non-U.S. shareholders may differ from that described above. Further information relating to tax matters is contained in the SAI. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                                  FOREIGN TAXES

       One or more of the Funds with investments in stock or securities of foreign corporations, (e.g., the Reserve International Equity Fund), may incur foreign income taxes, including foreign taxes withheld at the source. If certain statutory requirements are met, a Fund which incurs foreign income taxes may make an election which has the effect of causing a U.S. shareholder to include in income and treat as if paid by such shareholder his or her pro rata share of such foreign income taxes, for which the U.S. shareholder may be able to claim a tax deduction or tax credit. There can be no assurance that a Fund will meet the requirements or elect to pass through its foreign income taxes to its shareholders. Further information relating to tax matters is contained in the SAI. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                           DIVIDENDS AND DISTRIBUTIONS

       All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested on the Account Application or in writing to the Fund one of the following three options:

       (1) Distribute capital gains in cash and reinvest income dividends.
       (2) Distribute income dividends in cash and reinvest capital gains.
       (3) Distribute both income dividends and capital gains in cash.

       These three options are not available for retirement plans or accounts with a NAV of less than $1,000 and/or if the distribution would be less than $25.

       Any net investment income will be distributed quarterly as dividends to shareholders. Any net realized short- and long-term capital gains, if any, will be paid to shareholders at least annually. The payment date will be used to determine NAV when dividends and capital gains distributions are reinvested.

                                   REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Each Fund's shares are redeemed at NAV determined as of the next close of the NYSE on a regular Business Day after the written request by any person in proper form is received by the Fund, at 810 Seventh Avenue, New York, NY 10019-5868. Redemptions may be effected during regular Business Days from 9:00 AM to 4:00 PM (New York time). Redemption requests received after the close of business will be effected at the next calculated NAV.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but do not require) that each Class R redemption be at least $1,000 and each Class I redemption be at least $100,000, except for redemptions which are intended to liquidate the account. A shareholder will be charged $2 for Class R redemption checks issued by the Funds for less than $100, and $100 for Class I redemption checks of less than $100,000. Upon request, redemptions will be made by bank wire, however, Class R wire redemptions of less than $10,000 will be charged a fee (currently $10) and Class I wire redemptions of less than $100,000 will also be charged a fee (currently $100). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests will be accepted by calling 800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder on the Application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement for redemption requests once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

       The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by a Fund at any time without notice to shareholders. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request.

AUTOMATIC WITHDRAWAL PLANS. (Class R shares only). If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER PLAN. (Class R shares only). You may redeem Class R shares of a Fund by telephone (minimum $100) without charge if you have filed a separate Reserve Automatic Transfer Plan application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) Business Days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, service fees, and other redemption requirements.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer Plan, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) Business Days. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) Business Days after the purchase by wire.

                               GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either joint owner for actions taken by the other with respect to an account so registered. The investment Application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semiannual report. A statement is mailed to each shareholder at least quarterly.

SMALL BALANCES. (Class R shares only). If a Class R shareholder account (other than an IRA) does not achieve a balance of $2,500 within twelve (12) months, the Funds reserve the right to impose a monthly fee (currently $5) or redeem the account and remit the proceeds. The minimum balance requirement will be waived if the account balance drops below $2,500 due to market depreciation. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone to obtain price information and account balances. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the internet at www.reservefunds.com.

SPECIAL SERVICES. The Funds reserve the right, upon notice, to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on official Trust checks, returned checks and special research services.

PERFORMANCE. From time to time, in advertisements and sales literature, the Funds may present information regarding the total return on a hypothetical investment in a Fund for various periods of performance and may make comparisons of such total return to various stock indices (group of unmanaged common stocks), or to groups of mutual funds. Such comparative performance information will also be stated in the same terms in which the comparative data or indices are stated. For these purposes, the performance of a Fund, as well as the performance of the other mutual funds, do not reflect sales charges, the inclusion of which would reduce a fund's performance.

       Total return for a period is the percentage change in value during the period of an investment in the Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value that the investment could be redeemed for at the end of the period. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund.

       Performance of a Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by each Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

                                 --------------

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND.

                                 --------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    GLOSSARY

       The following terms are frequently used in this Prospectus.

EQUITY SECURITIES are, (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

DEBT SECURITIES are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks which includes floating rate and variable rate instruments.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. government, its agencies or other federal governmental entities.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed by governments, quasi-governmental entities, governmental agencies or other federal governmental entities, other than the U.S. government.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which may or may not be members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

         TABLE OF CONTENTS

                                             PAGE
                                             ----
Shareholder Expenses............................2
Financial Highlights............................3
Investment Objectives and Policies..............7
Investment Techniques and Investments...........9
Risk Considerations............................13
Management.....................................14
How to Buy Shares..............................16
Shares of Beneficial Interest..................18
Taxes..........................................18
Foreign Taxes..................................19
Dividends and Distributions....................19
Redemptions....................................19
General Information............................20
Glossary.......................................22


     Investors are advised to read and retain this Prospectus for future reference.


   [THE RESERVE FUNDS LOGO]
810 Seventh Avenue, New York, NY 10019-5868

General Information, Purchases and Redemptions
Nationwide 800-637-1700 -- www.reservefunds.com


Distributor -- RESRV Partners, Inc.
RPES ____/99

                          RESERVE PRIVATE EQUITY SERIES
                    810 SEVENTH AVENUE, NEW YORK, N.Y. 10019
                          212-977-9982 -- 800-637-1700
                 -----------------------------------------------
                      24-HOUR YIELD AND BALANCE INFORMATION
                 Nationwide 800-637-1700 -- www.reservefunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

       This Statement of Additional Information ("SAI") describes Reserve Private Equity Series ("Trust" or "RPES"), which consists of eight portfolios:
Reserve Blue Chip Growth Fund, Reserve Convertible Securities Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund), Reserve Mid-Cap Equity Fund (formerly Reserve Mid-Cap Growth Fund), Reserve Small-Cap Growth Fund and Reserve Strategic Growth Fund (each a "Fund", together the "Funds"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus, dated February ____, 1999 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Trust at the address or telephone number shown above. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, Prospectus, material incorporated by reference, and other information regarding the Funds electronically filed with the SEC. This SAI is dated February ____, 1999.

                                     TABLE OF CONTENTS                             PAGE
                                                                                   ----
          Investment Policies.......................................................2
          Other Policies............................................................2
          Trustees and Officers of the Trust........................................5
          Investment Management and Other Agreements................................7
          Portfolio Turnover, Transaction Charges and Allocation...................10
          Shares of Beneficial Interest............................................11
          Purchase, Redemption and Pricing of Shares...............................16
          Distributions and Taxes..................................................17
          Performance Information..................................................21
          Financial Statements.....................................................22

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               INVESTMENT POLICIES

       Each Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). Each Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets;
(2) issue senior securities as defined in the 1940 Act except that each Fund may borrow money in accordance with limitation (1);
(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
(4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry;
(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except each Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts;
(6) invest in voting securities or in companies for the purpose of exercising control; and
(7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, each Fund may make margin deposits in connection with options and financial futures transactions.

       Each Fund has reserved the right to purchase and write interest rate futures contracts and put and call options on interest rate futures contracts. The Funds do not intend to use these techniques for the foreseeable future and shareholders will be given notice should any Fund determine that they will be used.

       As non-diversified companies, each Fund is permitted to invest all of its assets in a limited number of issuers. However, each Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company for federal income tax purposes. To qualify, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in a Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. Each Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each Business Day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. Each Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either, of which type of interest may be shared with the borrower. Each Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) Business Days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

ILLIQUID SECURITIES. No Fund may invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven (7) days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restriction on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.

       Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL(R) System sponsored by the NASD.

       Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid if they meet guidelines established by the Board of Trustees. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Investing in Rule 144A securities could have the effect of increasing the level of the

Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

SECURITIES OF FOREIGN COMPANIES. (Reserve International Equity Fund only). Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies compared to reports and ratings that are published about companies in the U.S.

       It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the U.S. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times volatility of price can be greater than in the U.S. Commissions on foreign stock exchanges are generally higher than commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

       With respect to certain foreign countries, there is the possibility of adverse changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

       The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Shareholders otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by the Fund.

EURO CONVERSION. On January 1, 1999, France, Austria, Germany, Italy, Belgium, Finland, Ireland, Portugal, Spain, Luxembourg and the Netherlands, eleven countries in the European Monetary Union, will adopt the euro as their official currency. However, the current currencies will continue in use for cash transactions until January 1, 2002.

       The euro is expected to confer some benefits in those markets, such as consolidating the government debt market for those countries and reducing some currency risks and costs. But, the conversion to the new currency could affect the Trust operationally and also has some special risks. The Trust's portfolio system provider, DST, will be both upgrading computer and record keeping equipment to prepare for the conversion, and will continue to monitor the effects of the conversion on the value of the Fund's securities. Further, the Adviser is taking steps to reasonably address this issue and to obtain assurance that comparable effort is being made by the Trust's other service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In that event, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs as a result. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       Reasons for the absence of a liquid secondary market on an Exchange include the following (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

       In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized U.S. securities dealer ("OTC option") purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

       The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, a Fund will increase its position in debt securities, which may include U.S. government securities, qualifying bank deposits, money-market instruments and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term U.S. government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness, cash equivalents and fixed-income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investor Service, Inc. ("Moody's"); or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, each Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money-market instruments.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

++BRUCE R. BENT, 61, President, Treasurer and Trustee, 810 Seventh Avenue, New York, NY 10019-5868.

       Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve

Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

+EDWIN EHLERT, JR., 66, Trustee, 125 Elm Street, Westfield, NJ 07091.

       Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET and RPES.

+HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

       Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as a Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

       The Reverend Harrington is President of St. John's University, NY, a Trustee RF, RIT, RTET, RNYTET and RPES and a Director of the Bear Stearns Companies, Inc. since 1993.

+WILLIAM E. VIKLUND, 58, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

       Mr. Viklund is formerly President and COO of Bancorp and President and CEO of Long Island Savings (1980-1996). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

BRUCE R. BENT II, 32, Senior Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

       Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES.

ARTHUR T. BENT III, 30, Vice President and Assistant Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

       Mr. Bent III joined The Reserve Funds in 1997 and is Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining Reserve, he was a private investor.

MARYKATHLEEN FOYNES, 29, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019-5868.

       Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc. Prior to that, Ms. Foynes worked for the U.S. House of Representatives as a District Manager for a Member of Congress.

-------------
+ Messrs. Ehlert, Emmet and Harrington are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++ Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

       Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

       As of October 30, 1998, the records of the Trust does not reflect that the Trustees and officers owned more than 1% of the outstanding shares of beneficially interest of each of the Funds. The Trust does not pay any pension or retirement benefits.

                               COMPENSATION TABLE
                       for fiscal year ended May 31, 1998

                                                AGGREGATE                   TOTAL COMPENSATION
                                              COMPENSATION             FROM TRUST AND TRUST COMPLEX
NAME OF TRUSTEE, POSITION                      FROM TRUST         (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
---------------------------------------------------------------------------------------------------------
Bruce R. Bent, President and Trustee               $0                             $0
Edwin Ehlert, Jr., Trustee                       $128.95                       $30,000
Henri W. Emmet, Trustee                          $128.95                       $30,000
Rev. Donald J. Harrington, Trustee               $128.95                       $30,000

                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

       THE ADVISER. Reserve Management Company, Inc. ("RMCI" or "Adviser") 14 Locust Place, Manhasset, NY 11030, a registered investment adviser, manages the Trust and provides it with investment advice. Under an Investment Management Agreement, the Adviser manages each Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and SAI. RMCI pays all employee costs and other ordinary operating costs of each Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Distribution Plan). Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share.

       For its management services, and for paying all of the employee costs, costs of each Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a Management Fee at the following rates:

                                                       MANAGEMENT FEE*
                                        --------------------------------------------
                                           CLASS R SHARES        CLASS I SHARES
Reserve Blue Chip Growth                       1.20%                  0.90%
Reserve Convertible Securities                 1.30%                  1.00%
Reserve Informed Investors Growth              1.30%                  1.00%
Reserve International Equity                   1.55%                  1.25%
Reserve Large-Cap Growth                       1.20%                  0.90%
Reserve Mid-Cap Equity                         1.30%                  1.00%
Reserve Small-Cap Growth                       1.30%                  1.00%
Reserve Strategic Growth                       1.20%                  0.90%

-------------
*    As a percentage of the average daily net assets attributable to each Class.

       The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

       For the fiscal years ended May 31, 1996, 1997 and 1998, the fees payable to the Adviser under the Investment Management Agreement amounted to $337,840, $545,982 and $795,252, respectively.

THE SUB-ADVISER. The Adviser and the Trust have entered into Sub-Advisory Agreements with several Sub-Advisers. Each Sub-Adviser is a registered investment adviser. Pursuant to the Sub-Advisory Agreements, the Adviser will pay the Sub-Adviser at the end of each fiscal quarter a fee equal to up to one-half of the Fund's net profit for the year before taxes on the respective Fund with the exception of Condor Capital. Pursuant to the Sub-Advisory Agreement between the Adviser and Condor Capital, the Adviser will pay Condor at the end of each calendar quarter an annualized fee equal to 0.30% of the Fund's assets. Net profit is deemed to be the Management Fee less Fund expenses and all applicable sales and marketing costs. The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser pursuant to the Sub-Advisory Agreements during the last three fiscal years.

FUND                                      SUB-ADVISER                                1998         1997         1996
----                                      -----------                                ----         ----         ----
Reserve Blue Chip Growth                  Trainer, Wortham & Company, Inc.
                                          845 Third Avenue
                                          New York, NY 10022                          $ 0          $ 0         $ 0

Reserve Convertible Securities            New Vernon Advisers, Inc.
                                          310 South Street
                                          P.O. Box 1913
                                          Morristown, NJ 07962                        $ 0          $ 0         $ 0

Reserve Informed Investors Growth         T.H. Fitzgerald & Co.
                                          180 Church Street
                                          Naugatuck, CT 06770                         $ 0          $ 0         $ 0

Reserve International Equity              Pinnacle Associates, Ltd.
                                          666 Fifth Avenue
                                          New York, NY 10103                       $ 29,000        $ 0         $ 0

Reserve Large-Cap Growth                  Siphron Capital Management
                                          280 S. Beverly Drive
                                          Beverly Hills, CA 90212                     $ 0          $ 0         $ 0

Reserve Mid-Cap Equity*                   Pekin, Singer & Shapiro
                                          Asset Management
                                          311 South Wacker Drive
                                          Chicago, IL  60606                          N/A          N/A         N/A

Reserve Small-Cap Growth                  Roanoke Asset Management
                                          529 Fifth Avenue
                                          New York, NY 10017                          $ 0          $ 0         $ 0

Reserve Strategic Growth**               Condor Capital Management, Inc.     N/A         N/A       N/A
                                         1973 Washington Valley Road
                                         Martinsville, NJ  08836-2012

--------------------------
*  Until June 30, 1998, Southern Capital Advisors, 50
Front Street, Memphis, TN 38103, served as the Sub-Adviser for Reserve Mid-Cap Growth Fund. For the fiscal years ended May 31, 1998 and 1997 and the period from March 13, 1996 to May 31, 1996, Southern Capital Advisors was paid sub-advisory fees amounting to $0, $0, and $0, respectively.

** The trust did not begin offering shares of the Reserve Strategic Growth Fund until February ___ , 1999.

    Each Sub-Advisory Agreement is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for purpose of voting on such renewal. Each agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

       CUSTODIAN. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

       DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, NY 10019-5868, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

       The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the 1940 Act.

       DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("Firms") in respect of each Fund's Class R shareholder accounts ("qualified accounts") to which the Firm has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Firms at an annual rate of 0.25% of the average daily net asset value ("NAV") of all Firms' qualified accounts. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares. The Class I shares of each Fund do not participate in the Plan.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although national and state-chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

       The Plan and related agreements as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of that Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       For the fiscal period ended May 31, 1998, with respect to the qualified accounts, the Trust made assistance payments to Firms for expenditures under the Plan in the aggregate amount of $123,792, which constituted 0.25% of the Fund's average daily net assets attributable to the Class R shares (formerly known as Class A shares and including the former Class D shares) during the period. Of the $123,792 paid by the Trust under the Plan, with respect to the Class A shares, $194 was spent on advertising, $43,159 was spent on the printing and mailing of prospectuses for persons other than current shareholders, $81,437 was spent for compensation to brokers and dealers and other financial intermediaries and $223 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. The excess was absorbed by the Distributor.

       INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1301 Avenue of Americas, New York, NY 10019 is the Trust's independent accountants.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       The annual portfolio turnover rate of each Fund is expected to approximate 100%, except for Reserve International Equity Fund, which is expected to be less than 100% under normal market conditions, and except for Reserve Informed Investors Growth Fund, which is expected to approximate 200% under normal market conditions. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities.

       Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, each Sub-Adviser places all orders for the purchase and sale of their respective Fund's investment securities. In general, in the purchase and sale of investment securities, each Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, each Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for a Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the 1940 Act.

       When transactions are made in the over-the-counter market, each Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

       For the fiscal years ended May 31, 1996, 1997 and 1998, the Trust paid $106,504, $164,911 and $242,827, respectively, in brokerage commissions with respect to portfolio transactions aggregating $57,755,867, $113,307,153 and $183,924,454, respectively. All of the amount paid in fiscal 1998 in brokerage commissions was to brokers or dealers who provide research and investment services.

       For the period of March 13, 1996 through May 31, 1996 and for the fiscal years ended May 31, 1997 and 1998, the Reserve Mid-Cap Equity Fund (formerly Reserve Mid-Cap Growth Fund) paid $0, $955 and $6,740, respectively, in brokerage commissions with respect to portfolio transactions to Morgan Keegan, an affiliate of Southern Capital Advisors, the former Sub-Adviser to the Fund. For the fiscal year ended May 31, 1998, the amount paid to Morgan Keegan represented 52% of the aggregate brokerage commissions paid by the Fund and 0.009% of the aggregate dollar amount of the Fund's portfolio transactions.

                          SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each series and class be preferred over all other series in respect of assets specifically allocated to such series and classes. It is anticipated that under most circumstances, the rights of any additional series or class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share proportionately in the net assets of their respective series and class of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

       Each Fund share when issued is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its class, equal rights to all dividends and other distributions from its class, and one vote for all purposes. Shares of separate classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       SEC regulations provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such class votes separately. Each class votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50% of all shares voting as a group or 67% of the shares voted as a group at a meeting of shareholders at which at least 50% of the shares of each group are represented.

       As of October 30, 1998, the following persons owned of record or beneficially 5% or more of the Funds outstanding shares:

                                 RESERVE BLUE CHIP GROWTH FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Trainer, Wortham & Co., Inc.                      R           23.8%           Record
845 Third Ave.
New York, NY 10022

Bear Stearns Securities Corp.                     R           10.1%           Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R            8.3%           Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859

Reserve Management Corp.
Defined Benefit Pension Plan                      R            5.1%           Record
810 Seventh Avenue
New York, NY 10019-5818

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                                                            RESERVE CONVERTIBLE SECURITIES FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Bankers Trust Company as Pledgee                  R           23.2%           Record
280 Park Avenue
New York, NY 10017

New Vernon Advisors, Inc.                         R            9.3%           Record
310 South St. P.O. Box 191
Morristown, NJ 07962-1913

William E. Simon Foundation Inc.                  R            9.0%           Record
310 South Street
Morristown, NJ 07962

New Vernon Advisors, Inc.                         R            8.3%           Record
310 South St., P.O. Box 1913
Morristown, NJ 07962-1913

MCP Investment Associates, LLC                    R            7.4%           Beneficial
C/O Nations Bank
P.O. Box 888 South Service Rd.
Melville, NY 11747

William E. Simon & Sons LLC, P.O.A                R            5.8%           Record
310 South St. P.O. Box 19
Morristown, NJ 07962-1913

William E. Simon & Sons                           R            5.5%           Record
310 South Street
Morristown, NJ 07962

William E. Simon & Sons                           R            5.4%           Record
310 South St., P.O. Box 1913
Morristown, NJ 07962-1913

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                     RESERVE INFORMED INVESTORS GROWTH FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Bear Stearns Securities Corp.                     R           12.8%           Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R           11.2%           Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859

Reserve Management Corp.                          R            8.8%           Record
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019-5818

Bear Stearns Securities Corp.                     R            8.7%           Record
FBO 105-03293-23
1 Metrotech Center North

Brooklyn, NY 11201-3859

Anna T. Dolan MD PC                               R            5.9%           Beneficial
Pension Plan
22 Edgecliff Terrace
Yonkers, NY 10705

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                        RESERVE INTERNATIONAL EQUITY FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Washington Trust Bank                             R           24.9%           Record
Attn: Trust Operations
P.O. Box 2127
Spokane, WA 99210-2127

Charles Schwab & Co. Inc.                         R           19.0%           Record
Special Custody Account F/B/O
Customer
101 Montgomery St.
Attn: Mutual Fds.
San Francisco, CA 94104

Wabanc & Co.                                      R           16.4%           Record
C/O Washington Trust Co.
P.O. Box 2127 Trust Ops
Spokane, WA 99210-2121

Washington Trust Bank                             R           13.5%           Record
P.O. Box 2127
Spokane, WA 99210-2127

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                          RESERVE LARGE-CAP GROWTH FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Charles Schwab & Co. Inc.                         R           67.1%           Record
101 Montgomery St.
San Francisco, CA 94104

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                           RESERVE MID-CAP EQUITY FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Bear Stearns Securities Corp.                     R           20.0%           Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R           17.4%           Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R            7.6%           Record
FBO 105-03296-20
1 Metrotech Center North
Brooklyn, NY 11201-3859

Anna T. Dolan MD PC                               R            6.6%           Beneficial
Pension Plan
Akhter Ahsen, PHD
22 Edgecliff Terrace
Yonkers, NY 10705

Reserve Management Corp.                          R            6.6%           Beneficial
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019-5818

Bear Stearns Securities Corp.                     R            5.9%           Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859

Boise Valley Asthma &                             R            5.0%           Beneficial
Allergy Clinic
Pension & P/S Fixed Account
901 N. Curtis Suite 100
Boise, ID 83706-1339

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                          RESERVE SMALL-CAP GROWTH FUND

Name and Address                               Title of   Percentage of         Nature of
of Beneficial Owner                             Class         Shares            Ownership
--------------------------------------------- ----------- --------------- ----------------------
Bear Stearns Securities Corp.                     R           12.8%           Record

FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R            9.8%           Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R            9.8%           Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                     R            6.8%           Record
FBO 614-86189-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Reserve Management Corp Def.                      R            6.5%           Beneficial
Defined Benefit Pension Pl
810 7th Avenue
New York, NY 10019-5818

Reserve Management Co., Inc.                      I            100%           Beneficial
810 Seventh Avenue
New York, NY 10019

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption NAV is determined). The Trust has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of a particular fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

       NET ASSET VALUE. Shares are offered at NAV which is calculated for each Fund and class at the end of each Business Day (currently 4:00 PM New York time) that the NYSE is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's NAV. The NAV is not calculated on regional banking holidays or New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day, or any other days the NYSE is closed for trading. The NAV per share of each class is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares of each class that represent an interest in the Fund.

       Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

EXCHANGE PRIVILEGE: Shares of each RPES Fund may be exchanged for shares in the Reserve money-market funds and other separate investment portfolios that may be offered by the Trust at NAV.

SHARE CERTIFICATES: Share certificates are not issued by the Trust.

                             DISTRIBUTIONS AND TAXES

       Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative rulings, all of which are subject to change which may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

       Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code so long as such qualification is in the best interests of shareholders. If it so qualifies, each Fund generally will not be subjected to federal income tax on distributed amounts. Shareholders of a Fund, however, will be subject to federal income tax on any ordinary income and net capital gains realized by the Fund and distributed to shareholders, whether distributed in cash or in the form of additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rates, depending upon the Fund's holding period for the assets giving rise to the capital gains, regardless of how long the shareholder has held the Fund's shares. The maximum 20% capital gains rate generally applies to gains from the sale of assets held for more than 12 months. Capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.

       Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

       Shareholders receiving distributions in the form of additional shares of a Fund will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of that Fund on the reinvestment date. An exchange of shares in a Fund for shares of another RPES Fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. The shareholder will have a tax basis in the newly acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

       In order to qualify as a "regulated investment company" under the Code, each of the Funds must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each quarter at least 50% of its assets in certain investments assets, such as cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited from any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

       The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short- and long-term capital losses) for the one year period ending October 31. Dividends declared in October, November or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by the Fund on December 31 of that year, provided such dividends are paid during January of the following year.

       Dividends to shareholders who are non-resident aliens may be subject to a U.S. withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the U.S. withholding tax.

       Investment by a Fund in zero coupon or other discount debt securities will result in income to the Fund equal to a portion of the excess of the face value of the debt securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high-yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders. Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by a Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

       The Code includes rules applicable to certain non-equity listed options, futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, equity options (options to buy or sell stocks) are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment.

Any gains or losses recognized by a Fund from transactions in equity options generally constitute short-term capital gains or losses. If equity call options written, or equity put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for equity puts or increased by the premium received for equity calls.

       Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

       Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to shareholders, and which will be taxed as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period of the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

       Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

       A Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for tax treaty benefits where applicable. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to (i) include in gross income, even though not actually received, their respective proportional share of foreign taxes paid by the Fund; (ii) treat their proportional share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their proportional share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. One or more of the Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that any Fund will do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's proportional share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. The notice shall also include the amount of foreign taxes not allowable for "pass through" treatment because of a failure to satisfy certain requirements imposed under the Code.

       A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

       A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges.

       Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not invest in PFIC shares.

       A Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

       The foregoing is a general summary of certain provisions of the Code and Treasury Regulations in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

       Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.

                             PERFORMANCE INFORMATION

       Each Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of a Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P (1+T)n =   ERV
         Where:            P =          a hypothetical initial payment of $1,000
                           T =          average annual total return
                           n =          number of years
                         ERV =          ending redeemable value
                                        of a hypothetical $1,000
                                        payment made at the
                                        beginning of the 1, 5 or 10
                                        year periods, at the end of
                                        the 1, 5 or 10 year periods
                                        (or fractional portion
                                        thereof)

In advertising and sales literature, each Fund may compare its performance to
(i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, the Russell 2000, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

       Each Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

       Each Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather actual annual, annualized or aggregate rates of return.

                              FINANCIAL STATEMENTS

       Financial Statements (audited) for the Trust for the fiscal year ended May 31, 1998, including notes thereto, are incorporated by reference in the SAI from the Trust's Annual Report to Shareholders dated May 31, 1998 filed with the SEC on July 31, 1998.

                                     Part C


Item 24.  Financial Statements and Exhibits

(a)       Financial Statements Included in Part A:

                Financial Highlights

          Financial Statements Included in Part B:

                Financial Statement (audited) for the Trust for the fiscal year ended May 31, 1998, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Registrant's Annual Report dated as of May 31, 1998 filed with the Securities and Exchange Commission on July 31, 1998.

          Financial Statements Included in Part C:

                None

(b)       Exhibits

          (1) Declaration of Trust was filed as an Exhibit to the Registrant's Registration Statement filed July 24, 1998 and is herewith incorporated by reference.

          (2) Bylaws was filed as an Exhibit to the Registrant's Registration Statement filed July 24, 1998 and is herewith incorporated by reference.

          (3)     Not Applicable.

          (4)     Not Applicable.

          (5)(a) Form of Investment Management Agreement between the Registrant and Reserve Management Company, Inc. was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

          (b) Form of Sub-Investment Management Agreements between the Registrant, Reserve Management Company, Inc. and Sub-Adviser, is herewith incorporated by reference.

          (6)(a) Form of Distribution Agreement between the Registrant and Resrv Partners, Inc. was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

(b) Form of Dealer Agreement was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

(7) Pension Plan of Reserve Management corporation was filed as an exhibit to Post-Effective Amendment No. 32 of The Reserve Fund, File No. 2-36429; amendments to Pension Plan filed as an exhibit to Post-Effective No. 45 of The Reserve Fund (File No. 2-36429) dated July 31, 1989 and is herewith incorporated by reference.

(8) Form of Custodian Agreement between Registrant and Custodial Trust Company was filed as an Exhibit to Pre-effective Amendment No. 1 filed September 3, 1993 and is herewith incorporated by reference.

(9)   Not Applicable.

(10)  Opinion of counsel.

(11)  Consent of Independent Accountants.*

(12)  Not Applicable.

(13) Form of Subscription Agreement was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

(14)  Not Applicable.

(15) Distribution Plan was filed as an Exhibit to the Registrant's Registration Statement Post-Effective Amendment No. 12 filed July 24, 1998.

(16)  Not Applicable.

(17)  Financial Data Schedules.*

(18)  Multiple Class Plan.

(27)  Powers of Attorney.

-----------
*     To be filed with a later Post-Effective Amendment.

Item 25. Persons Controlled by or Under Common Control with Registrant

         None.

Item 26. Number of Holders of Securities

         As of October 30, 1998 recordholders of the Registrant were as follows:

Blue Chip Growth                                            1118
Small-Cap Growth                                            1219
Informed Investors Growth                                   1057
Mid-Cap Equity (Mid-Cap Growth)                             1016
International Equity                                        1031
Large-Cap Growth (Large-Cap Value)                          1181
Convertible Securities                                       980

Item 27. Indemnification

     Reference is made to Section 10.02 of the Registrant's Declaration of Trust. No indemnification shall be provided hereunder to a Covered person:

     Section 10.02 provides that

     (i) who shall have been adjudicated by a court or other body including, without limitation, arbitration panels or self-regulatory organizations before which the proceeding was brought (A) to be liable to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

     provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

         Each Trustee, officer, employee or agent of the registrant, and any person who has served at it request as Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the State of Delaware, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officer and controlling persons of the Registrant pursuant to the Declaration to Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange commission such indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate public policy as express in the Act and will governed the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Henry B. R. Brown -- President, Treasurer and Director. Mr. Brown is President, Treasurer and a Director of Reserve Management Corporation of the same address as the Trust; Director and Treasurer of Transfer Agent Inc., 5 Cornwall Street, N.W., Leesburg, VA 22075.

         Bruce R. Bent -- Vice President, Secretary and Director. Mr. Bent is Vice President, Secretary and a Director of Reserve Management Corp., and a Director of Resrv Partners, Inc. both of the same address of the Trust.

Item 29. Principal Underwriters

     Resrv Partners, Inc., the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve Tax-Exempt Trust, and Reserve New York Tax-Exempt Trust.

     Bruce R. Bent, 810 Seventh Avenue, New York, NY 10019
     Chairman and Director
     President, Treasurer and Trustee of the Trust

Item 30. Location of Accounts and Records

     All records required to maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodians and certain records regarding portfolio transactions which are maintained at the offices of the Sub-Advisers:
T.H. Fitzgerald & Co., Research Center, 305 Center Rd., Easton, CT 00612; Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, NY 10022,; Roanoke Asset Management, 529 Fifth Avenue, New York, NY 10017. Pinnacle Associates Ltd., 666 Fifth Avenue, 14th Floor, New York, NY 10103; Siphron Capital Management, 280 S. Beverly Drive, Beverly Hills, CA 90212; Pekin, Singer & Shapiro Assets Management, 311 South Wacker Drive, Chicago, IL 60606, and New Vernon Advisers, Inc., 310 South Street, P.O. Box 1913, Morristown, NJ 07962.

Item 31. Management Services

     See "Investment Management and Other Agreements" in Part B.

Item 32. Undertakings

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of November, 1998.

                                      RESERVE PRIVATE EQUITY SERIES



                                      By /s/ Bruce R. Bent
                                      -----------------------
                                        Bruce R. Bent
                                        President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities and on the date indicated.


          Signature                                Title                             Date
         -----------                               ------                          -------
By:  /s/ Bruce R. Bent                        President, Treasurer                November 24 , 1998
   ----------------------                     and Trustee
     (Bruce R. Bent)


By:         *                                 Trustee                             November 24 , 1998
   ----------------------
     (Edwin Ehlert, Jr.)


By:         *                                 Trustee                             November 24 , 1998
   ----------------------
     (Henri W. Emmet)


By:         *                                  Trustee                             November 24 , 1998
   ----------------------
   (Donald J. Harrington)


By:  /s/ MaryKathleen Foynes
   --------------------------
    * MaryKathleen Foynes
      as Attorney-in-Fact



Exhibits

(1)
(2)
(15)
(18)    Form of Multiple Class Plan.
(27)